THIRTY NINTH AMENDMENT
TO
SECURED SENIOR LENDING AGREEMENT
BY AND BETWEEN
PIONEER FINANCIAL SERVICES, INC., PSLF, INC.,
PIONEER SERVICES SALES FINANCE, INC., AND
PIONEER FUNDING, INC. And SUBSIDIARIES
(COLLECTIVELY, THE “BORROWERS”)
and
UMB Bank, N.A., ARVEST BANK, COMMERCE BANK, N.A., FIRST BANK, TEXAS CAPITAL BANK, N.A., BMO HARRIS BANK N.A., FIRST CITIZENS BANK, BANCFIRST, CITIZENS BANK & TRUST, ENTERPRISE BANK AND
TRUST, STIFEL BANK & TRUST, SUNFLOWER BANK, N.A., BANK OF
BLUE VALLEY, ONB BANK AND TRUST COMPANY, THE PRIVATE BANK AND TRUST COMPANY, BANK MIDWEST, A DIVISION OF NBH BANK, N.A., WILLIAM D. SULLIVAN FAMILY INVESTMENT GROUP, LLC.
(COLLECTIVELY, THE “VOTING BANKS”)
and
Parkside Financial Bank & Trust, CrossFirst Bank, Page County State Bank, CrossFirst Bank Leawood, Peoples Community
State Bank, First State Bank & Trust Co. of Larned, United
Bank of Kansas, Macon Atlanta State Bank, Peoples
Community Bank, Blue Ridge Bank and Trust Co., First
Community Bank, Guaranty BaNk, ONB Bank and
Trust Company, Alterra Bank, First Federal
Savings Bank of Creston FSB, Hawthorn Bank
and Lyon County State Bank
(COLLECTIVELY, THE “Non-Voting Banks”)
and

UMB Bank, N.A. (“Agent”)
DATED AS OF November 17th, 2014
THIRTY NINTH AMENDMENT TO SECURED SENIOR LENDING AGREEMENT
This Thirty Ninth Amendment to Secured Senior Lending Agreement (this “Amendment”) is made and is effective as of this 17th day of November, 2014 (the “Effective Date”) by and between the following parties (individually a "Party" and collectively, the "Parties"):
1.Pioneer Financial Services, Inc., a Missouri corporation (hereinafter referred to as (“Pioneer”), PSLF, INC., a Missouri corporation (“PSLF”), Pioneer Services Sales Finance, Inc., a Nevada corporation (“Sales Finance”) and Pioneer Funding, Inc., a Nevada corporation (“Funding”) (All of Pioneer, PSLF, Sales Finance and Funding, each being referred to individually as a “Borrower” and collectively as the “Borrowers”).
2.UMB Bank, N.A., a national banking association (“UMB”), Arvest Bank, an Oklahoma banking corporation (“Arvest”), Commerce Bank, N.A., a national banking association (“Commerce”), First Bank, a Missouri banking corporation (“FBM”), Texas Capital Bank, N.A., a national banking association (“Texas”), BMO Harris Bank N.A. (“BMO Harris”), First Citizens Bank, a Kentucky banking corporation (“First Citizens”) BancFirst, an Oklahoma banking corporation (“BF”), Citizens Bank & Trust, a Missouri corporation (“Citizens”), Enterprise Bank and Trust, a Missouri Charter Trust Company (“Enterprise”), and Stifel Bank & Trust, a Missouri banking corporation (“Stifel”), Sunflower Bank, N.A., a national banking association (“Sunflower”), Bank of Blue Valley, a Kansas banking corporation (“Blue Valley”), ONB Bank and Trust Company ("ONB"), The Private Bank and Trust Company, an Illinois banking corporation, (“Private”) Bank Midwest, A Division of NBH Bank, N.A., (“Midwest”) and William D. Sullivan Family Investment Group, LLC., a Nevada limited liability company (“Sullivan Investment”), (all of UMB, Arvest, Commerce, FBM, Texas, Southwest, First Citizens, BF, Citizens, Enterprise, Stifel, Blue Valley, ONB Midwest, Private and Sullivan Investment each being hereinafter referred to individually as a “Voting Bank” and collectively as the “Voting Banks”);
3.Parkside Financial Bank & Trust, a Missouri corporation (“Parkside”), CrossFirst Bank, a national banking association (“CrossFirst”), Page County State Bank, a Missouri banking corporation (“Page”), CrossFirst Bank Leawood, a Kansas banking corporation (“CrossFirst-Leawood”), Peoples Community State Bank, a Missouri banking corporation (“Peoples Community”), First State Bank & Trust Co. of Larned, a Kansas banking corporation (“First State-Larned”), United Bank of Kansas, a Kansas banking corporation (“United”), Macon Atlanta State Bank, a Missouri banking corporation (“Macon”), Peoples Bank, a Missouri banking corporation (“Peoples Community”), Blue Ridge Bank and Trust Co., a Missouri banking corporation (“Blue Ridge”), First Community Bank, a Missouri banking corporation (“First Community”), Guaranty Bank, a Missouri banking corporation (“Guaranty”), ONB Bank and Trust Company, an Oklahoma corporation (“ONB”), Alterra Bank, a Kansas banking corporation (“Alterra”), First Federal Savings Bank of Creston FSB, an Iowa corporation (“Creston”), Hawthorn Bank, a Missouri banking corporation (“Hawthorn”), and Lyon County State Bank, a Kansas banking corporation (“Lyon”) (all of Parkside, CrossFirst, Page, CrossFirst-Leawood, Peoples-Community, First State-Larned, United, Macon, Peoples Community, Blue Ridge, First Community, Guaranty, ONB, Alterra, Creston, Hawthorn, and Lyon, each being hereinafter referred to individually as a “Non-Voting Bank” and collectively as the “Non-Voting Banks”); and
4.UMB is hereinafter also sometimes referred to as “Agent” when it acts in its capacity as Agent for the Banks.
5.WHEREAS, Pioneer, Agent and certain of the Voting Banks entered into a Secured Senior Lending Agreement among themselves originally dated as of June 12, 2009, which has subsequently been amended by various amendments numbered 1 through 38 which modified certain of the terms and added additional Voting Banks and Non-Voting Banks (collectively, “Banks”) (hereinafter referred to, as previously amended, as the “Agreement”); and
WHEREAS, on June 30, 2013 an escrow account ("Escrow Account") was established with UMB Bank's Trust Department ("UMB Trust") pursuant to an Escrow Agreement between Pioneer, MCFC and UMB Trust as Escrow Agent (the "Escrow Agreement"), and into such Escrow Account, Pioneer transferred $20,000,000, which constituted a one time special dividend (the "Special Dividend") declared and paid by Pioneer to MCFC as had been approved by the Agent Bank and the Required Banks pursuant to the terms of that certain Thirty Sixth Amendment to the Secured Senior Lending Agreement dated June 26, 2013 (the "Thirty Sixth Amendment); and
WHEREAS, Pioneer and its subsidiaries (the "Pioneer Entities") along with Pioneer's parent company, MidCountry Financial Corp's ("MCFC"), other direct and / or indirect subsidiaries, MidCountry Bank, FSB ("MCB") and Heights Finance Funding Co. ("Heights" and together with Pioneer, the other Borrowers, MCFC and MCB, sometimes collectively referred to herein as the "MCFC Enterprise Entities") have developed and established certain voluntary remediation plans (individually, a "Remediation Plan" and collectively, the "Remediation Plans"), in order to proactively address issues identified by the Office of the Comptroller of the Currency ("OCC" or "Regulator"), with respect to certain loans and related products that were originated by MCB to certain individuals ("Customers") with such loans later being sold to certain Pioneer Entities and Heights; and
WHEREAS, Pioneer's Remediation Plan (the "Pioneer Remediation Plan") includes the Pioneer Entities who purchased loans made or products originally sold to Customers by the Consumer Banking Division ("CBD") of MCB (collectively, the "Customer Loans"); and
WHEREAS, the Parties desire to amend those areas of the Agreement to confirm their understanding and to update the Agreement as otherwise provided herein; and
WHEREAS, the Borrowers hereby confirm that all notes, documents evidencing or confirming the grant of liens and security interests and all other related documents executed pursuant to the Agreement, except as otherwise expressly amended by this Amendment, remain in full force and effect; and
WHEREAS, the Agreement may be amended in the manner described in this Amendment upon the approval of the Voting Banks and without the approval of the Non-Voting Banks; and
WHEREAS, the Borrowers, Agent and the Banks desire that all existing and future extensions of credit by any of the Banks to the Borrowers be subject to the terms and conditions of the Agreement as amended by this Amendment.
NOW, THEREFORE, in consideration of the mutual agreements of the parties hereto and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:
SECTION 1
AMENDMENTS TO THE AGREEMENT
1.The following defined terms are hereby added to Section 1 of the Agreement, as amended to date, entitled, "Definitions":
"Administrator" means the independent third party administrator(s) of the Remediation Plans or their successor(s).

"CBD" means the Consumer Banking Division of MidCountry Bank.
"CID" means a Civil Investigative Demand.
"CFPB" means the Consumer Financial Protection Bureau.
"Escrowed Funds" means all funds on deposit with the Escrow Agent pursuant to the terms of the Escrow Agreement, as amended, including the original deposit representing the Special Dividend, and any other dividends or funds subsequently deposited therein and any interest or earnings thereon.
"MCB" means MidCountry Bank, FSB, including the Consumer Banking Division ("CBD") thereof.
"MCFC Enterprise Entities" means and includes MCFC, MCB, Heights Finance Funding Co., and the Pioneer Entities.
"OCC" means the Office of the Comptroller of the Currency.
"Pioneer Entities" means Pioneer and all of its subsidiaries.
"Pioneer Remediation Plan" means the Remediation Plan approved by the board of directors of Pioneer covering all of applicable the Pioneer Entities.
"Regulator" means the OCC and any other federal regulatory agency that regulates the Pioneer Entities or any of the MCFC Enterprise Entities.
"Remediation Plans" means the voluntary Remediation Plans created and approved by the governing boards of the participating MCFC Enterprise Entities.
"Remediation Documents" means and includes any and all documents executed to create, authorize, operate or administer any one or more of the Remediation Plans.
2.The current definition of "Change of Control" as contained in Section 1 of the Agreement entitled "Definitions" shall be deleted in its entirety and replaced with the following:
"Change of Control" shall mean any date after which either of the following is true: (i) MCFC does not own, directly or indirectly, all of the issued and outstanding capital stock of Pioneer, or (ii) Pioneer does not own, directly or indirectly, all of the outstanding equity interests of the Subsidiaries owned as of the Effective Date."

SECTION 2
ACKNOWLEDGEMENTS, CONSENTS, WAIVERS AND APPROVALS
Notwithstanding the provisions of the Agreement as amended to date, each of the Parties hereto, including the Borrowers, MCFC, Agent and each of the undersigned Banks, by its signature on this Amendment hereby:

1.Agrees that this Amendment shall be deemed to constitute adequate and timely notice to the Agent and the Banks of the transactions, events and occurrences described in this Amendment as required by Section 6.11 of the Agreement.
2.Agrees to, and does hereby, waive the right to declare an Event of Default as the result of the breach of (i) Section 6.16 of the Agreement which relates to the Borrowers' operation of their businesses in a prudent, efficient and profitable manner consistent with past practices, as a result of the events described in this Amendment, (ii) Section 7.6 of the Agreement for the twelve month period ending September 30, 2014, which relates to the requirement that Borrower not have a negative consolidated net income for any fiscal year as tested on September 30 of each year for the twelve (12) month period then ended; (iii) Section 10.10 of the Agreement, as a result of the Change of Control caused by Joe Freeman's resignation as President and Chief Executive Officer of Pioneer Financial Services, Inc.; and (iv) Section 10.16 of the Agreement, which relates to the Borrowers suffering a "Material Adverse Effect" (defined as $500,000 or more), as a result of the Borrowers' failure to have positive net income for the fiscal year ending September 30, 2014. Agent and Banks are not waiving any other Events of Default and any additional violation of Sections 6.16, 7.6, 10.10 and 10.16 of the Agreement will constitute separate Events of Default under the Agreement.
3.Acknowledges and agrees that (i) UMB is acting both as a lending Bank and as Agent and that in such capacities, it acts through its commercial lending department ("CLD"), in connection with the Agreement, (ii) UMB Trust (not the CLD) acts solely in its capacity as Escrow Agent under the Escrow Agreement, (iii) UMB CLD is a signatory to the Agreement, but is not a signatory to the Escrow Agreement, (iv) UMB Trust is a signatory to the Escrow Agreement, but it is not a signatory to the Agreement; and (v) neither UMB CLD nor UMB Trust shall have any rights in, responsibilities for, or obligations under any document to which they are not signatories.
4.Each Borrower and MCFC hereby acknowledges and agrees to the modification to any of the Loan Documents to which it is a signatory, and each hereby ratifies and confirms to Agent and Banks as of the date hereof that all of the terms, representations, warranties, covenants, indemnifications and provisions of the Loan Documents are and shall remain in full force and effect, and are true and correct with respect to Borrowers and MCFC, as applicable, thereunder, without change except as otherwise expressly and specifically disclosed in or modified herein.
5.The Parties hereto agree that this Amendment shall be construed and enforced in accordance with the laws of the State of Missouri and shall amend and modify the Agreement and shall be deemed a Loan Document.
6.Each Borrower and MCFC hereby represents, warrants and covenants that (i) there are no offsets, counterclaims or defenses which may be asserted with respect to the Agreement or Loan Documents, nor are there any bases whatsoever for any such offsets, counterclaims or defenses, (ii) the waivers contemplated hereby are only given in relation to and in connection with the matters specified herein and shall not apply to any future request for other waivers to any of the Loan Documents and (iii) this Amendment does not and will not obligate Agent or Banks to give any similar or other waivers in the future.

7.In consideration of the acknowledgement, consents, waivers and approvals provided herein by the Agent and Banks or which are to be provided by the Agent and Banks in the future with respect to those matters described in this Amendment, Pioneer shall pay a one-time Amendment fee equal to $250,000 to the Agent, for distribution to those Banks which execute this Amendment, to be allocated pro rata based on the relative current outstanding loan commitments made by each Bank as evidenced by active credit facility letters compared to all credit facility letter commitments from the Banks outstanding to Pioneer.

SECTION 3

ACKNOWLEDGEMENT AND REAFFIRMATION OF REMAINDER OF AGREEMENT

Each of the Parties also acknowledges and agrees as follows:
1.In order for this Amendment to be effective, it will require the vote of the "Required Banks" as such term is defined in the Agreement to mean, namely, "those Voting Banks which, at the time of the action to be taken, are parties to this agreement and which hold at least sixty six and two thirds percent (66 2/3%) of the outstanding principal amount of all Senior Debt of the Borrowers".
2.This Amendment relates only to those matters stipulated herein and the covenants contained in the Agreement shall remain in force and effect except as to those matters modified and amended herein. The undersigned Agent and Banks are not, by this Amendment, intending to waive any other breaches, defaults or Events of Default or to consent to any other actions to be taken by Pioneer and the other Borrowers, now or in the future, unless such approval or consent is separately evidenced by a separate waiver, consent or Amendment to the Agreement, executed by the Required Banks.
3.All provisions of the Agreement except for those sections specifically modified or added by this Amendment as described herein shall remain unchanged and in full force and effect. Defined Terms used herein but not defined herein shall have the meanings given to them in the Agreement. The terms of this Amendment are hereby approved by all of the Parties hereto.
4.This Amendment may be executed in any number of counterparts and by different Parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Amendment.

IN WITNESS WHEREOF, the Parties hereto have executed this Thirty Ninth Amendment to the Secured Senior Lending Agreement as of the day and year first above written.

PIONEER FINANCIAL SERVICES, INC	PSLF, Inc.
By: ____________________________	By: ____________________________
Name: Laura V. Stack	Name: Laura V. Stack
Title: Treasurer	Title: Treasurer

PIONEER FUNDING, INC.	PIONEER SERVICES SALES FINANCE, INC.
By: ____________________________	By: ____________________________
Name: Laura V. Stack	Name: Laura V. Stack
Title: Secretary and Treasurer	Title: Secretary and Treasurer

MIDCOUNTRY FINANCIAL CORP.
By: ____________________________
Name: Timothy Stanley
Title: Chief Operating Officer

(Voting Bank signatures appear on this page and the following page)

IN WITNESS WHEREOF, the parties hereto have executed this Thirty Ninth
Amendment to the Secured Senior Lending Agreement as of the day and year first above written.

FIRST BANK	ARVEST BANK
By: ____________________________	By: ____________________________
Name: Stephan Sainz	Name: Cindy Nunley
Title: Executive Vice President	Title: Senior Vice President

BANCFIRST	FIRST CITIZENS BANK
By: ____________________________	By: ____________________________
Name: Mark C. Demos	Name: Scott T. Conway
Title: Senior Vice President	Title: Chief Executive Officer

UMB BANK, N.A., as a Bank and as Agent	ONB Bank and Trust Company
By: ____________________________	By: ____________________________
Name: Douglas F. Page	Name: Matt Adams
Title: Executive Vice-President	Title: Senior Vice President
Commercial Loan Officer

CITIZENS BANK & TRUST	COMMERCE BANK, N.A.
By: ____________________________	By: ____________________________
Name: Kelley Wilcox	Name: Aaron Siders
Title: Senior Vice President	Title: Senior Vice President
Commercial Banking

IN WITNESS WHEREOF, the parties hereto have executed this Thirty Ninth Amendment to the Secured Senior Lending Agreement as of the day and year first above written.

TEXAS CAPITAL BANK, N.A.	ENTERPRISE BANK AND TRUST
By: ____________________	By: ____________________
Name: Reed Allton	Name: Linda Hanson
Title: Executive Vice President	Title: Regional President, Kansas City

BANK OF BLUE VALLEY	STIFEL BANK & TRUST
By: ____________________	By: ____________________
Name: Kevin Klamm	Name: John Haffenreffer
Title: Commercial Loan Officer	Title: President

SUNFLOWER BANK, N.A.	BMO HARRIS, N.A.
By:______________________	By: _____________________
Name: Glynn Sheridan	Name: David B. Warning
Title: President	Title: Executive Vice President

BANK MIDWEST, A DIVISION	THE PRIVATE BANK
By:______________________	By:______________________
Name: Thomas J. Rohling	Name: Zach Strube
Title: Senior Vice President	Title: Associate Managing Director